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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) August 15, 2005
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                        PAPERFREE MEDICAL SOLUTIONS, INC.
                     (formerly Crown Medical Services, Inc.)
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                                   98-0375957
                      (IRS Employer Identification Number)

                              121 West Sycamore St.
                              Kokomo, Indiana 46901
                    (Address of principal executive offices)

                           Ronald Cole, Jr., President
                        PaperFree Medical Solutions, Inc.
                              121 West Sycamore St.
                              Kokomo, Indiana 46901
                     (Name and address of agent for service)

                                 (765) 456-1089
          (Telephone number, including area code of agent for service)


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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Effective August 15, 2005, PaperFree Medical Solutions, Inc., a Nevada corporation (the "Corporation") elected T. Marshall Wilde and Ronald Cole, Jr. as Directors of the Corporation.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PAPERFREE MEDICAL SOLUTIONS, INC.



                                          By: /s/Ronald Cole, Jr.
                                              -----------------------------
                                              Ronald Cole, Jr., President

Date:  August 15, 2005